UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3632

DWS Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MAY 31, 2006

Annual Report
to Shareholders

DWS Intermediate Tax/AMT Free Fund

(formerly Scudder Intermediate Tax/AMT Free Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. The fund may focus on investments from a single state or sector of the municipal securities markets, which can increase risk because of the factors affecting the state or region, such as economic or fiscal problems. A portion of the fund's returns may be subject to federal, state and local tax. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

Classes A, B, C, Investment and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class A and during all periods shown for Class B and Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 11, 2001, and Investment Class shares prior to its inception on December 20, 2004, are derived from the historical performance of Class S shares of DWS Intermediate Tax/AMT Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/06
DWS Intermediate Tax/AMT Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	.90%	1.68%	3.81%	4.50%
Class B	.13%	.92%	3.01%	3.68%
Class C	.14%	.94%	3.01%	3.70%
Investment Class	.94%	1.79%	3.92%	4.64%
Lehman Brothers Municipal Bond Index+	1.89%	3.22%	5.27%	5.95%
Lehman Brothers 7-Year Municipal Bond Index++	1.05%	2.15%	4.65%	5.39%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 5/31/06
DWS Intermediate Tax/AMT Free Fund	1-Year	Life of Class*
Institutional Class	1.16%	1.89%
Lehman Brothers Municipal Bond Index+	1.89%	2.94%
Lehman Brothers 7-Year Municipal Bond Index++	1.05%	1.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 5/31/06	$ 11.06	$ 11.07	$ 11.06	$ 11.07	$ 11.07
5/31/05	$ 11.40	$ 11.41	$ 11.40	$ 11.41	$ 11.41
Distribution Information: Twelve Months: Income Dividends as of 5/31/06	$ .42	$ .34	$ .34	$ .43	$ .45
May Income Dividend	$ .0347	$ .0285	$ .0286	$ .0347	$ .0367
Capital Gain Distributions as of 5/31/06	$ .02	$ .02	$ .02	$ .02	$ .02
SEC 30-day Yield** as of 5/31/06	3.46%	2.91%	2.93%	3.56%	3.78%
Tax Equivalent Yield** as of 5/31/06	5.32%	4.48%	4.51%	5.48%	5.82%
Current Annualized Distribution Rate** as of 5/31/06	3.69%	3.03%	3.04%	3.69%	3.90%

** The SEC yield is net investment income per share earned over the month ended May 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.69% for Class B and 2.84% for Class C had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.81% for Class B and 2.95% for Class C had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class A Lipper Rankings — Intermediate Municipal Debt Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	77	of	150	51
3-Year	68	of	132	51

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Intermediate Tax/AMT Free Fund — Class A [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/06
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,813	$10,223	$11,722	$15,102
	Average annual total return	-1.87%	.74%	3.23%	4.21%
Class B	Growth of $10,000	$9,722	$10,092	$11,499	$14,355
	Average annual total return	-2.78%	.31%	2.83%	3.68%
Class C	Growth of $10,000	$10,014	$10,285	$11,601	$14,377
	Average annual total return	.14%	.94%	3.01%	3.70%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,189	$10,997	$12,926	$17,816
	Average annual total return	1.89%	3.22%	5.27%	5.95%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,105	$10,659	$12,553	$16,897
	Average annual total return	1.05%	2.15%	4.65%	5.39%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Investment Class [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended May 31
Comparative Results as of 5/31/06
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,094	$10,547	$12,118	$15,733
	Average annual total return	.94%	1.79%	3.92%	4.64%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,189	$10,997	$12,926	$17,816
	Average annual total return	1.89%	3.22%	5.27%	5.95%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,105	$10,659	$12,553	$16,897
	Average annual total return	1.05%	2.15%	4.65%	5.39%
DWS Intermediate Tax/AMT Free Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,011,600	$1,027,600
	Average annual total return	1.16%	1.89%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,018,900	$1,042,000
	Average annual total return	1.89%	2.94%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $1,000,000	$1,010,500	$1,022,400
	Average annual total return	1.05%	1.58%

The growth of $10,000 and $1,000,000 are cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class AARP shares and during the 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class AARP shares for periods prior to its inception on October 2, 2000 are derived from historical performance of Class S shares of DWS Intermediate Tax/AMT Free Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 5/31/06
DWS Intermediate Tax/AMT Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	1.06%	1.93%	4.05%	4.81%
Class AARP	1.13%	1.91%	4.05%	4.77%
Lehman Brothers Municipal Bond Index+	1.89%	3.22%	5.27%	5.95%
Lehman Brothers 7-Year Municipal Bond Index++	1.05%	2.15%	4.65%	5.39%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class S	Class AARP
Net Asset Value: 5/31/06	$ 11.06	$ 11.07
5/31/05	$ 11.41	$ 11.41
Distribution Information: Twelve Months: Income Dividends as of 5/31/06	$ .45	$ .45
May Income Dividend	$ .0366	$ .0375
Capital Gain Distributions as of 5/31/06	$ .02	$ .02
SEC 30-day Yield** as of 5/31/06	3.77%	3.86%
Tax Equivalent Yield** as of 5/31/06	5.80%	5.94%
Current Annualized Distribution Rate** as of 5/31/06	3.90%	3.99%

** The SEC yield is net investment income per share earned over the month ended May 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.63% for Class AARP had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.76% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class S Lipper Rankings — Intermediate Municipal Debt Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	65	of	150	44
3-Year	50	of	132	38
5-Year	48	of	104	46
10-Year	24	of	70	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Class S [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended May 31
Comparative Results as of 5/31/06
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,106	$10,591	$12,197	$15,990
	Average annual total return	1.06%	1.93%	4.05%	4.81%
Class AARP	Growth of $10,000	$10,113	$10,584	$12,198	$15,934
	Average annual total return	1.13%	1.91%	4.05%	4.77%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,189	$10,997	$12,926	$17,816
	Average annual total return	1.89%	3.22%	5.27%	5.95%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,105	$10,659	$12,553	$16,897
	Average annual total return	1.05%	2.15%	4.65%	5.39%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and AARP shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006
Actual Fund Return	Class A	Class B	Class C	Investment Class	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,009.90	$ 1,006.80	$ 1,006.90	$ 1,010.80	$ 1,011.00	$ 1,011.10	$ 1,012.00
Expenses Paid per $1,000*	$ 3.91	$ 7.71	$ 7.61	$ 3.96	$ 2.81	$ 2.81	$ 2.76
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,021.04	$ 1,017.25	$ 1,017.35	$ 1,020.99	$ 1,022.14	$ 1,022.14	$ 1,022.19
Expenses Paid per $1,000*	$ 3.93	$ 7.75	$ 7.64	$ 3.98	$ 2.82	$ 2.82	$ 2.77

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class	Class AARP	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.78%	1.54%	1.52%	.79%	.56%	.56%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Intermediate Tax/AMT Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Intermediate Tax/AMT Free Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1998.

Over 29 years of investment industry experience.

BA, MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1990.

Over 20 years of investment industry experience.

BA, Duke University.

Shelly Deitert

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the fund in 2002.

Over 9 years of investment industry experience.

BA, Taylor University.

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of DWS Intermediate Tax/AMT Free Fund. Shelly Deitert is also a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the annual period ended May 31, 2006?

A: Municipal bonds delivered tepid results for the period, although returns were significantly above those in the taxable market. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 1.89% for the 12 months ended May 31, 2006.1 The broad taxable-bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of -0.48% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The US Federal Reserve Board (the Fed) continued to gradually increase short-term interest rates as it moves to a neutral monetary policy. Over the period, the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — was raised eight times by 0.25%, to 5.00%, as of May 31, 2006. This caused yields on shorter-term bonds, which are highly sensitive to Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. Longer-term interest rates rose as well, although to a lesser extent.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For most of 2005, the supply of municipal issues coming to market was heavy, driven in large part by refunding activity as borrowers sought to take advantage of low interest rates. Toward the end of 2005, supply began to drop off. This trend has prevailed so far in 2006, as supply nationally is down significantly compared with the same period in 2005. On the demand side, interest from institutional investors such as insurance companies has remained strong, and mutual funds also provided support. In addition, as yields rose, individual investors began to display renewed interest in municipal issues. The combination of lightening supply of and continued broad demand for municipal issues contributed to their strong performance relative to most areas of the taxable market.

The municipal bond yield curve flattened during the 12-month period.3 The two-year bond yield increased 83 basis points, from 2.76% to 3.59%, while the 30-year yield rose only 27 basis points, to 4.53% from 4.26%, resulting in a total flattening of 56 basis points. (See the accompanying graph for municipal bond yield changes from the beginning to the end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Q: How did DWS Intermediate Tax/AMT Free Fund perform for the 12-month period ended May 31, 2006?

A: DWS Intermediate Tax/AMT Free Fund's Class A shares posted a return of 0.90% for the period ended May 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other shares classes and more complete

Municipal Bond Yield Curve (as of 5/31/05 and 5/31/06)

Source: Municipal Market Data, AAA-rated universe

This chart is not intended to represent the yield of any DWS fund.

performance information.) The fund's Class A shares slightly underperformed its average peer in the Lipper Intermediate Municipal Debt Funds category, which returned 1.03%.4 The unmanaged Lehman Brothers Municipal Bond Index returned 1.89%, while the Lehman Brothers 7-Year Municipal Bond Index returned 1.05%.

4 The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Municipal Debt Funds category. For the one- and three-year periods, this category's average return was 1.03% (150 funds) and 1.70% (132 funds), respectively, as of May 31, 2006. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the annual period?

A: Performance was constrained to a degree by the fund's inability to invest in issues that are subject to the alternative minimum tax. These include lower quality industrial revenue and affordable housing issues, which outperformed over the year as credit spreads tightened.

We had anticipated a continued flattening of the municipal bond yield curve, especially with respect to the intermediate segment, and maintained the positioning of the fund's investments to take advantage of that trend. During the period, this meant avoiding exposure to the five-year area of the yield curve, which was heavily affected by rising rates and falling bond prices as the curve flattened. We had significant holdings of bonds with 10- to 13-year maturities, which did not help performance as yields rose significantly in this segment of the curve. While we did have some exposure for much of the period to bonds with maturities in the 15- to 20-year range, it would have helped performance if we had been more aggressive in buying these issues, as the longer end of the yield curve outperformed.

Toward the end of the period, we eliminated our holdings in the 15- to 20-year maturity range, as we believe the longer end of the yield curve is near the end of its flattening course. If the yield curve reverts to a more normal shape, we believe the intermediate segment of the market may provide stronger relative performance. We are maintaining significant exposure to the two-year area of the curve, as yields in this segment are attractive. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	5/31/06	5/31/05

Revenue Bonds	46%	48%
US Government Secured	25%	20%
General Obligation Bonds	23%	27%
Lease Obligations	6%	5%
	100%	100%
Quality	5/31/06	5/31/05

AAA	74%	78%
AA	9%	10%
A	13%	9%
BBB	2%	2%
BB	1%	1%
Not Rated	1%	—
	100%	100%
Effective Maturity	5/31/06	5/31/05

Less than 1 year	6%	5%
1-4.99 years	33%	35%
5-9.99 years	59%	55%
10-15 years	2%	5%
	100%	100%

Weighted average effective maturity: 5.44 years and 5.71 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (% of Total Investment Portfolio)	5/31/06	5/31/05

California	15%	12%
Texas	13%	12%
New York	11%	11%
Illinois	7%	8%
Pennsylvania	5%	5%

State allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 99.5%
Alabama 0.5%
Birmingham, AL, Special Care Facilities Financing Authority Revenue, Methodist Home for Aging, 5.0%, 3/1/2014, Colonial Bank (a)	3,250,000	3,306,355
Lauderdale & Florence Counties, AL, Public Hospital Board Revenue, ETM, 7.0%, 7/1/2007	40,000	40,713
West Jefferson, AL, Amusement & Public Park Authority, Visionland Alabama Project, Prerefunded, 7.5%, 12/1/2008	395,000	407,818
		3,754,886
Alaska 0.5%
Anchorage, AK, General Obligation:
Series A, 5.5%, 6/1/2017 (b)	3,035,000	3,304,083
Series B, Prerefunded, 5.875%, 12/1/2014 (b)	365,000	397,047
North Slope Borough, AK, Capital Appreciation, Series A, Prerefunded, Zero Coupon, 6/30/2006 (b)	50,000	49,854
		3,750,984
Arizona 2.2%
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (b)	215,000	222,906
Arizona, School District General Obligation, School Facilities Board Revenue:
Series B, 5.25%, 9/1/2017 (b)	2,500,000	2,710,875
5.5%, 7/1/2014	4,000,000	4,324,000
Arizona, School Facilities Board Revenue, State School Trust, Series A, 5.75%, 7/1/2015 (b)	3,500,000	3,905,265
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019 (b)	3,590,000	4,053,002
		15,216,048
Arkansas 0.0%
Drew County, AR, Public Facilities Board, Single Family Mortgage, Series A-2, 7.9%, 8/1/2011	29,636	29,786
Jefferson County, AR, Health Care Facilities, 1978 Conventional Series, ETM, 7.4%, 12/1/2010 (b)	110,000	122,076
Stuttgart, AR, Public Facilities Board, Single Family Mortgage, Series B, 7.75%, 9/1/2011	22,261	22,447
		174,309
California 14.6%
California, Department of Water Resources Power Supply Revenue, Series A, 5.5%, 5/1/2015 (b)	10,000,000	10,943,400
California, Electric Revenue, Central Valley Financing Authority, Cogeneration Project, Carson Ice-General Project, 6.0%, 7/1/2009	20,000	20,029
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	7,000,000	7,845,390
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014 (b)	10,000,000	10,881,000
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	7,120,511
California, Infrastructure & Economic Development Bank Revenue, Workers Compensation Relief Fund, Series A, 5.0%, 10/1/2015 (b)	7,000,000	7,433,860
California, State General Obligation:
5.0%, 2/1/2012	625,000	642,431
5.0%, 2/1/2013	550,000	579,320
5.0%, 10/1/2016	3,000,000	3,128,700
5.25%, 2/1/2007	275,000	277,962
5.25%, 2/1/2018	5,000,000	5,301,050
6.0%, 4/1/2018	1,700,000	1,956,343
6.3%, 9/1/2011	250,000	278,923
6.75%, 3/1/2007	500,000	511,445
6.75%, 8/1/2011	200,000	226,846
7.2%, 5/1/2008	50,000	53,199
California, Water & Sewer Revenue, Series Y, 5.25%, 12/1/2016 (b)	3,000,000	3,228,690
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011	105,000	113,686
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency, Series A, ETM, 7.05%, 1/1/2009	7,275,000	7,889,519
Fresno, CA, Multi-Family Housing Revenue, Woodlands Apartments Project, Series A, 6.65%, 5/20/2008	150,000	153,080
Los Angeles, CA, Community Redevelopment Agency, Angelus Plaza Project, Series A, 7.4%, 6/15/2010	1,425,000	1,496,692
Los Angeles, CA, General Obligation:
Series A, 5.0%, 9/1/2019 (b)	6,340,000	6,697,639
Series A, 5.0%, 9/1/2020 (b)	5,915,000	6,234,824
Los Angeles, CA, School District General Obligation, 5.5%, 7/1/2015 (b)	4,000,000	4,373,240
San Bernardino, CA, State General Obligation, City Unified School District, 5.0%, 8/1/2016 (b)	2,615,000	2,788,191
San Diego County, CA, Certificates of Participation, Edgemoor Project & Regional System, 5.0%, 2/1/2017 (b)	2,335,000	2,461,417
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012 (b)	825,000	659,480
San Mateo, CA, State General Obligation, Union High School District, 5.0%, 9/1/2016 (b)	2,150,000	2,284,461
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016 (b)	6,260,000	6,753,789
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	35,000	36,089
		102,371,206
Colorado 1.9%
Aurora, CO, Centretech Metropolitan District, Series C, 4.875%, 12/1/2028, BNP Paribas (a)	1,280,000	1,301,069
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	15,000	15,390
Boulder County, CO, Community Hospital Project Revenue, ETM, 7.0%, 7/1/2009	115,000	120,182
Colorado, Health Facilities Authority Revenue, Weld County General Hospital Project, ETM, 9.375%, 7/1/2009	100,000	108,231
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	425,000	425,383
Colorado, Housing Finance Authority, Single Family Program:
Series A-3, 6.5%, 5/1/2016	85,000	85,881
Series B-3, 6.55%, 5/1/2025	99,000	101,149
Colorado, Transportation/Tolls Revenue, Regional Transportation District Sales Tax, Series B, 5.5%, 11/1/2016 (b)	5,000,000	5,465,550
Denver City & County, CO, Single Family Mortgage Revenue Home, Metro Mayors Caucus, Series C, 5.0%, 11/1/2015	10,000	10,068
Interlocken Metropolitan District, CO, General Obligation, Series A, 5.75%, 12/15/2019 (b)	2,200,000	2,333,364
Jefferson County, CO, General Obligation, School District No. R-001, 5.0%, 12/15/2016 (b)	3,000,000	3,183,060
		13,149,327
Connecticut 0.9%
Connecticut, Hospital & Healthcare Revenue, Windham Community Memorial Hospital, Series C, 5.75%, 7/1/2011	2,000,000	2,012,020
Connecticut, State General Obligation, Series A, 5.375%, 4/15/2016	4,000,000	4,324,880
		6,336,900
Delaware 0.0%
Delaware, Economic Development Authority, Peninsula United, Series A, 6.0%, 5/1/2009	35,000	36,008
Wilmington, DE, Park Authority, Series B, ETM, 7.15%, 8/1/2006	50,000	50,302
		86,310
District of Columbia 0.6%
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013 (b)	3,630,000	4,097,834
Florida 1.7%
Broward County, FL, Water & Sewer Utility Revenue, Prerefunded, 6.875%, 9/1/2008	135,000	136,025
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, 5.75%, 5/1/2021 (b)	4,500,000	4,983,435
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007	310,000	321,442
Gainesville, FL, Utilities Systems Revenue, ETM, 6.3%, 10/1/2006	50,000	50,115
Hillsborough County, FL, Aviation Authority Revenue, Tampa International Airport, Series B, 5.125%, 10/1/2017 (b)	1,250,000	1,267,350
Orange County, FL, Health Facilities Authority Revenue, Advanced Health Systems, ETM, 8.75%, 10/1/2009	555,000	599,672
Sarasota County, FL, Health Care Facility Authority Revenue, Jewish Housing, Series A, 3.48%*, 7/1/2035, Bank of America NA (a)	4,100,000	4,100,000
St. John's County, FL, Industrial Development Authority Revenue, Series A, 5.5%, 3/1/2017 (b)	185,000	191,782
		11,649,821
Georgia 3.3%
Athens, GA, Water & Sewer Revenue, ETM, 6.2%, 7/1/2008	425,000	442,008
Barrow County, GA, School District, 5.0%, 2/1/2014 (c)	3,000,000	3,204,810
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015 (b)	1,000,000	1,073,850
Forsyth County, GA, School District General Obligation, 6.0%, 2/1/2014	1,000,000	1,096,880
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates, 5.25%, 1/1/2016 (b)	8,500,000	9,117,015
Georgia, State General Obligation, 6.75%, 9/1/2010	5,370,000	6,001,995
Savannah, GA, Economic Development Authority Revenue, College of Art & Design:
6.2%, 10/1/2009	1,070,000	1,108,285
Prerefunded, 6.5%, 10/1/2013	800,000	880,424
		22,925,267
Hawaii 1.5%
Hawaii, Housing & Community Development, Multi-Family Revenue, Sunset Villas:
5.7%, 7/20/2031	1,090,000	1,136,423
5.75%, 1/20/2036	2,395,000	2,501,985
Hawaii, State General Obligation, Series CI, 4.75%, 11/1/2008	7,050,000	7,221,385
		10,859,793
Illinois 6.9%
Belleville St. Clair County, IL, Single Family Mortgage Revenue, ETM, 7.25%, 11/1/2009	50,000	53,344
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, Step-up Coupon, 0% to 1/1/2011, 5.3% to 1/1/2016 (b)	1,100,000	938,938
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (b)	11,570,000	8,398,200
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (b)	5,000,000	4,028,200
Des Plaines, IL, Hospital Facility, Holy Family Hospital:
ETM, 7.0%, 1/1/2007	30,000	30,583
ETM, 7.0%,1/1/2007 (b)	40,000	40,778
ETM, 7.0%,1/1/2007 (b)	30,000	30,583
Du Page County, IL, Special Services Area No. 11, 6.75%, 1/1/2014	740,000	786,975
Du Page County, IL, Special Services Area No.26, Bruce Lake Subdivision, General Obligation:
5.0%, 1/1/2013	65,000	66,217
5.15%, 1/1/2014	65,000	66,602
5.25%, 1/1/2007	45,000	45,305
5.25%, 1/1/2008	50,000	50,867
5.25%, 1/1/2009	50,000	51,277
5.25%, 1/1/2010	55,000	56,817
5.25%, 1/1/2016	150,000	153,376
5.375%, 1/1/2011	60,000	62,516
5.5%, 1/1/2012	35,000	36,683
5.5%, 1/1/2019	255,000	261,196
5.75%, 1/1/2022	300,000	305,493
Granite City, IL, Hospital Facilities Revenue, ETM, 7.0%, 1/1/2008	65,000	67,027
Illinois, Development Finance Authority, Section 8, Series A, 5.2%, 7/1/2008 (b)	25,000	25,192
Illinois, Educational Facilities Authority Revenues, Augustana College:
4.6%, 10/1/2008	135,000	136,508
Prerefunded, 5.0%, 10/1/2013	280,000	287,577
Illinois, Finance Authority Revenue, Northwestern University, Series B, 3.24%*, 12/1/2034	1,300,000	1,300,000
Illinois, Health Facilities Authority, Michael Reese Hospital & Medical Center, ETM, 6.75%, 12/1/2008	140,000	145,818
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	240,000	241,361
Illinois, Housing Development Authority, Multi-Family Program, Series 3, 6.05%, 9/1/2010	125,000	125,128
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013 (b)	2,200,000	2,399,232
Palatine, IL, Tax Increment Revenue, Dundee Road Development Project, Tax Allocation, 5.0%, 1/1/2015 (b)	9,030,000	9,189,109
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project:
Series A, 5.55%, 11/1/2006	30,000	30,156
Series A, 6.15%, 11/1/2022	1,385,000	1,418,088
Rosemont, IL, Core City General Obligation:
Series A, Zero Coupon, 12/1/2013 (b)	3,865,000	2,822,184
Series A, Zero Coupon, 12/1/2014 (b)	4,000,000	2,773,000
Silvas, IL, Mortgage Revenue:
Series A, 4.9%, 8/1/2011	795,000	828,700
Series A, 5.2%, 8/1/2017	1,285,000	1,330,772
University of Illinois, Higher Education Revenue, AuxiIiary Facilities System:
Series A, 5.5%, 4/1/2015 (b)	3,860,000	4,249,358
Series A, 5.5%, 4/1/2016 (b)	3,580,000	3,943,370
Woodridge, IL, Multi-Family Revenue, Hawthorn Ridge Housing, Series A, 5.65%, 12/20/2032	1,510,000	1,547,070
		48,323,600
Indiana 2.2%
Indiana, Health Facility Authority Revenue, Memorial Hospital, 5.125%, 2/15/2017	1,250,000	1,275,788
Indiana, Toll Finance Authority, Toll Road Revenue, 5.0%, 7/1/2014	2,000,000	2,001,240
Indianapolis, IN, City Core General Obligation, Local Improvements, Series B, 6.0%, 1/10/2013	3,000,000	3,253,890
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000	9,136,080
		15,666,998
Iowa 0.3%
Iowa, Hospital & Healthcare Revenue, Finance Authority, 6.5%, 2/15/2007	2,000,000	2,033,800
Kansas 0.5%
Johnson County, KS, School District General Obligation, Unified School District No.231, Series A, 5.25%, 10/1/2014 (b)	2,220,000	2,415,715
McPherson, KS, Electric Utility Revenue, Prerefunded, ETM, 5.9%, 3/1/2007	800,000	811,096
		3,226,811
Kentucky 0.4%
Kentucky, State Revenue Lease, State Property and Buildings Commission Revenue, Project No. 68, Prerefunded, 5.75%, 10/1/2012	2,000,000	2,160,580
Kentucky, Turnpike Authority, Recovery Road Revenue:
ETM, 6.125%, 7/1/2007	202,000	204,620
ETM, 6.625%, 7/1/2008	115,000	118,345
		2,483,545
Louisiana 1.5%
Iberia, LA, Single Family Mortgage Revenue, 7.375%, 1/1/2011	20,000	20,041
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 144A, 7.95%, 12/1/2013 (b)	2,815,000	3,443,505
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	210,000	222,083
New Orleans, LA, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011	3,664,000	3,992,917
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (b)	1,270,000	1,303,300
Tensas Parish County, LA, General Obligation, Prerefunded, 7.0%, 9/1/2018	1,690,000	1,797,146
		10,778,992
Maryland 0.1%
Baltimore County, MD, Mortgage Revenue, Three Garden Village Project, Series A, 4.8%, 1/1/2013	450,000	460,062
Massachusetts 1.0%
Boston, MA, Deutsche Altenheim, Series A, 5.95%, 10/1/2018	465,000	501,312
Massachusetts, Bay Transportation Authority Revenue, Series A, 5.75%, 7/1/2015	85,000	90,946
Massachusetts, Bay Transportation Authority, Mass Revenue, Prerefunded, Series A, 5.75%, 7/1/2015	915,000	985,629
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013 (b)	310,000	316,907
Massachusetts, Health & Educational Authority, Beth Israel Hospital, ETM, 5.75%, 7/1/2006	5,000	5,009
Massachusetts, Industrial Finance Agency, Higher Education, Hampshire College Project, Prerefunded, 5.8%, 10/1/2017	1,655,000	1,729,094
Massachusetts, State General Obligation, Series D, 5.5%, 11/1/2015 (b)	1,000,000	1,106,110
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000	10,020
Somerville, MA, Housing Authority Revenue, Clarendon Project, 4.6%, 11/20/2015	2,425,000	2,421,096
		7,166,123
Michigan 4.4%
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016 (b)	5,000,000	3,242,000
Detroit, MI, Core City General Obligation:
Series B, 5.875%, 4/1/2013 (b)	2,410,000	2,615,645
Series B, 5.875%, 4/1/2014 (b)	2,555,000	2,773,018
Detroit, MI, State General Obligation, Series A-1, 5.375%, 4/1/2016 (b)	2,000,000	2,145,180
Hartland, MI, School District General Obligation, 5.375%, 5/1/2014	3,295,000	3,507,857
Michigan, Higher Education Facility Authority Revenue, Thomas M. Colley Law School, 5.35%, 5/1/2015, First of America Bank (a)	1,200,000	1,237,092
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	130,000	132,945
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Mercy Mt. Clemens, Series A, 6.0%, 5/15/2014 (b)	3,000,000	3,195,780
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,184,857
Petoskey, MI, Hospital Finance Authority, ETM, 6.7%, 3/1/2007	110,000	112,371
Romulus Township, MI, School District, Series II, Prerefunded, Zero Coupon, 5/1/2022 (b)	12,400,000	4,403,364
Saginaw, MI, Hospital Finance Authority, Saint Luke Hospital, ETM, 7.5%, 11/1/2010	150,000	161,923
		30,712,032
Minnesota 0.3%
Minnesota, White Earth Band of Chippewa Indians Revenue, Series A, 144A, 7.0%, 12/1/2011 (b)	2,000,000	2,166,720
Rochester, MN, Saint Mary's Hospital, ETM, 5.75%, 10/1/2007	130,000	131,882
		2,298,602
Mississippi 1.1%
Corinth & Alcorn Counties, MS, Hospital Revenue, Magnolia Regional Health Center Project, Series B, 5.125%, 10/1/2010	440,000	440,770
Lee County, MS, Hospital Systems Revenue, North Mississippi Medical Center Project, ETM, 6.8%, 10/1/2007	75,000	76,669
Lincoln County, MS, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, 5.5%, 4/1/2018 (b)	1,345,000	1,395,263
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,695,000	2,747,283
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015 (b)	2,845,000	3,066,824
		7,726,809
Missouri 1.2%
Bridgeton, MO, Industrial Development Authority, Facilities Revenue, Mizpath Assisted Living, Series A, 5.25%, 12/20/2019	150,000	156,147
Missouri, Development Financial Board, Recreation Facilities Revenue, YMCA, Greater St. Louis, Series A, 4.75%, 9/1/2007, Bank of America NA (a)	170,000	172,096
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,565,600
Missouri, Water & Sewer Revenue, State Revenue Revolving Funds Project, Series C, 5.375%, 7/1/2015	3,495,000	3,853,657
Springfield, MO, Law Enforcement Communication, Certificate of Participation, 5.5%, 6/1/2010	60,000	63,530
St. Louis, MO, Land Clearance Redevelopment Authority, Westminster Place Apartments, Series A, 5.95%, 7/1/2022	450,000	453,960
		8,264,990
Montana 0.0%
Missoula County, MT, Hospital Revenue, ETM, 7.125%, 6/1/2007 (b)	62,000	63,008
Nebraska 0.3%
Nebraska, Investment Finance Authority, Multi-Family Housing, Tara Hills Villa, 4.875%, 1/1/2008	430,000	435,341
Omaha, NE, School District General Obligation, Series A, 6.5%, 12/1/2013	1,500,000	1,751,295
		2,186,636
Nevada 0.0%
Nevada, Housing Division, Single Family Mortgage:
Series B-1, 4.95%, 4/1/2012	100,000	100,527
Series C-1, 5.45%, 4/1/2010	25,000	25,125
Nevada, Housing Division, Single Family Program, Series B-1, 6.2%, 10/1/2015	65,000	65,398
		191,050
New Hampshire 0.2%
Manchester, NH, Housing & Redevelopment Revenue Authority:
4.85%, 1/1/2007	130,000	130,668
4.9%, 1/1/2008	145,000	146,990
5.55%, 1/1/2018	185,000	191,547
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	1,145,000	1,152,053
		1,621,258
New Jersey 4.8%
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.0%, 6/15/2007	3,045,000	3,077,642
5.0%, 6/15/2013 (b)	5,000,000	5,278,600
5.375%, 6/15/2014	2,280,000	2,436,271
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, 5.0%, 3/1/2017	3,300,000	3,467,244
Series I, 5.25%, 9/1/2024	2,000,000	2,179,660
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund, Series B, 6.5%, 6/15/2011 (b)	140,000	156,680
New Jersey, State Transit Corp., Certificate of Participation, Federal Transit Administration Grants, Series A, 5.0%, 9/15/2016 (b)	7,000,000	7,394,030
New Jersey, State Transportation Trust Fund Authority, Transportation System: Series A, 5.25%, 12/15/2014 (b)	2,790,000	3,020,593
Series B, Prerefunded, ETM, 6.5%, 6/15/2011 (b)	85,000	95,752
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants:
Series B, 5.75%, 9/15/2013 (b)	2,760,000	2,981,987
Series B, 6.0%, 9/15/2015 (b)	500,000	544,920
New Jersey, Transportation/Tolls Revenue, State Highway Authority, Garden State Parkway, 5.5%, 1/1/2014 (b)	2,630,000	2,897,524
Secaucus, NJ, Municipal Utilities Authority, Sewer Revenue, ETM, 6.875%, 12/1/2008	25,000	25,947
		33,556,850
New Mexico 0.2%
Bernalillo County, NM, Multi-Family Revenue, Sunchase Apartments, Series A, 4.6%, 11/1/2025	1,130,000	1,133,853
New Mexico, Mortgage Finance Authority, Single-Family Mortgage Program:
Series F-3, 5.5%, 7/1/2017	65,000	66,915
Series F-3, 5.6%, 7/1/2028	145,000	148,110
		1,348,878
New York 11.1%
East Rochester, NY, Housing Authority Revenue, St. Johns Meadow, Series A, 5.125%, 8/1/2018	600,000	614,196
New York, Dormitory Authority, Lease Revenue, Court Facilities:
Series A, 5.25%, 5/15/2011	1,240,000	1,316,359
Series A, 5.75%, 5/15/2014	3,715,000	4,070,860
New York, Dormitory Authority, Lutheran Nursing Home:
5.125%, 2/1/2018 (b)	795,000	807,116
6.1%, 8/1/2041 (b)	1,000,000	1,109,620
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018 (b)	450,000	465,462
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2014 (b)	5,000,000	5,529,700
New York, Sales & Special Tax Revenue, Thruway Authority, Series A, 5.5%, 3/15/2015	3,365,000	3,666,672
New York, State Dormitory Authority Revenue, State University Educational Facilities: 5.0%, 5/15/2010	250,000	257,767
Prerefunded, 5.0%, 5/15/2010	50,000	51,713
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 3/15/2017 (b)	1,330,000	1,406,741
New York, State General Obligation Lease, Metropolitan Transportation Authority, Transit Facilities Revenue, Series O, ETM, 5.75%, 7/1/2007	1,975,000	2,021,235
New York, Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	8,000,000	8,432,000
New York, Transportation/Tolls Revenue, Thruway Authority Service Contract, Local Highway and Bridge Project, 5.5%, 4/1/2011 (b)	2,500,000	2,679,650
New York, Triborough Bridge & Tunnel Authority, Convention Center Project, Series E, 7.25%, 1/1/2010	225,000	240,352
New York, NY, City Transitional Finance Authority, Series A-1, 5.0%, 11/1/2014	4,000,000	4,278,040
New York, NY, Core City General Obligation, Series B, 5.75%, 8/1/2015	5,000,000	5,457,150
New York, NY, General Obligation:
Series J, 5.25%, 5/15/2015 (b)	4,000,000	4,306,680
Series A, 5.5%, 8/1/2014	10,000,000	10,837,300
Series G, Prerefunded, ETM, 6.75%, 2/1/2009	255,000	274,977
Series G, 6.75%, 2/1/2009	4,745,000	5,099,594
Series B, 7.25%	2,900,000	3,020,855
New York, NY, Industrial Development Agency, College of Aeronautics Project, 5.2%, 5/1/2009	205,000	211,138
New York, NY, State Agency General Obligation Lease, Tobacco Settlement Funding Corp, Series A-1, 5.5%, 6/1/2018	10,000,000	10,735,300
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, Marine Midland Bank (a)	600,000	612,720
Onondaga County, NY, Industrial Development Agency Revenue, Civic Facilities Revenue, Lemoyne College Project, Series A, 5.0%, 3/1/2007	180,000	181,389
Syracuse, NY, Housing Authority, Lorretto Rest Homes, Series A, 5.0%, 8/1/2007	165,000	165,693
		77,850,279
North Carolina 0.2%
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,061,950
North Wilkesboro, NC, Housing Development Corp., Multi-Family Revenue, Wilkes Tower, Series A, 6.35%, 10/1/2022	195,000	197,174
Wake County, NC, Hospital Revenue, ETM, 6.25%, 1/1/2008	90,000	92,050
		1,351,174
North Dakota 0.2%
Fargo, ND, Health Systems Revenue, Series A, 5.6%, 6/1/2013 (b)	1,250,000	1,294,200
Ohio 2.8%
Columbus, OH, General Obligation, Series 1, 5.0%, 7/1/2014	9,905,000	10,636,088
Franklin County, OH, Hospital & Healthcare Revenue, Ohio Presbyterian Services:
5.15%, 7/1/2007	1,000,000	1,008,920
5.4%, 7/1/2010	750,000	771,143
Lucas-Palmer Housing Development Corp., OH, Mortgage Revenue, Palmer Gardens Section 8, Series A, 5.9%, 7/1/2007 (b)	60,000	60,534
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	755,000	756,072
Ohio, Higher Education Revenue, University of Findlay Project, 5.75%, 9/1/2007	375,000	378,071
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	1,140,000	1,229,558
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015 (b)	2,280,000	2,528,725
Ohio, Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, ETM, 6.375%, 6/1/2007	20,000	20,253
Sandusky County, OH, Health Care Facilities Revenue, Bethany Place Retirement Center Project, 5.15%, 7/1/2009	40,000	40,469
Stark County, OH, Health Care Facility, Rose Land, Inc. Project:
5.3%, 7/20/2018	850,000	884,340
5.35%, 7/20/2023	940,000	977,882
		19,292,055
Oklahoma 0.3%
Grand River, OK, Dam Authority Revenue, ETM, 6.25%, 11/1/2008	220,000	224,167
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 5.75%, 8/15/2006	55,000	55,214
Oklahoma, Housing Finance Agency, Multi-Family Housing, Northpark & Meadowlane Project, 5.1%, 12/1/2007	205,000	207,724
Oklahoma, Ordinance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,538,625
		2,025,730
Oregon 1.8%
Cow Creek Bank, OR, Umpqua Tribe of Indians, Series B, 144A, 5.1%, 7/1/2012 (b)	645,000	645,613
Oregon, Department Transportation Highway, User Tax Revenue, Series A, 5.25%, 11/15/2015	3,000,000	3,248,820
Oregon, Sales & Special Tax Revenue, Department Administrative Services, Lottery Revenue, Series B, 5.75%, 4/1/2013 (b)	4,000,000	4,252,800
Washington & Clackamas Counties, OR, School District General Obligation, 5.375%, 6/15/2017 (b)	4,000,000	4,329,640
		12,476,873
Pennsylvania 4.8%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015 (b)	3,370,000	3,634,579
Allegheny County, PA, Residential Finance Authority, Single Family Mortgage, Series CC-2, 5.2%, 5/1/2017	105,000	108,453
Beaver County, PA, Industrial Development Authority, Health Care Revenue, Providence Project, Series C, 4.85%, 5/20/2010	1,030,000	1,046,171
Berks County, PA, Redevelopment Authority, Multi-Family Revenue, Woodgate Associate Project, Series A, 5.15%, 1/1/2019	1,610,000	1,626,615
Chester County, PA, Health & Education Facility, Immaculata College:
5.0%, 10/15/2006	265,000	265,034
5.0%, 10/15/2007	310,000	310,028
5.1%, 10/15/2008	120,000	120,018
5.125%, 10/15/2009	230,000	230,023
5.3%, 10/15/2011	280,000	280,020
Delaware County, PA, County General Obligation, 5.125%, 10/1/2014	4,200,000	4,367,118
Delaware County, PA, Housing Authority, Dunwood Village Project, 6.125%, 4/1/2020	100,000	104,824
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016	800,000	810,264
Erie, PA, Higher Education Building Authority, Mercyhurst College Project:
5.75%, 3/15/2012	110,000	111,632
5.85%, 3/15/2017	325,000	329,251
Fayette County, PA, Hospital Authority, Uniontown Hospital, 5.45%, 6/15/2007 (b)	340,000	346,191
Lancaster, PA, Sewer Authority Revenue, ETM, 6.0%, 4/1/2012	60,000	63,568
Mount Lebanon, PA, Hospital Authority, ETM, 7.0%, 7/1/2006	10,000	10,028
Pennsylvania, Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,073,220
Pennsylvania, Delaware River Port Authority, ETM, 6.5%, 1/15/2011	80,000	85,606
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Ursinus College Project, 5.5%, 1/1/2007	265,000	267,910
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013 (b)	800,000	837,392
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation:
Series A, 5.4%, 11/15/2007 (b)	350,000	357,945
Series C, 5.875%, 11/15/2018 (b)	1,450,000	1,491,688
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	335,000	336,226
Pennsylvania, State General Obligation, Series First, 6.0%, 1/15/2013	5,500,000	5,970,140
Philadelphia, PA, Hospital & Higher Education Authority, Health System, Series A, 5.375%, 1/1/2028	2,645,000	2,744,875
Philadelphia, PA, Industrial Development Authority, Elmira Jefferies Memorial Home, Series A, 4.75%, 2/1/2008	125,000	125,796
Philadelphia, PA, Industrial Development Authority, Jeanes Physicians' Office, Series A, 9.375%, 7/1/2010	315,000	315,372
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	680,000	690,329
Philadelphia, PA, School District General Obligation:
Series C, 5.75%, 3/1/2011 (b)	500,000	535,460
Series C, 5.875%, 3/1/2013 (b)	1,000,000	1,075,080
Scranton and Lackawanna, PA, Hospital & Healthcare Revenue, Health and Welfare Authority, Community Medical Center Project, 5.5%, 7/1/2008 (b)	2,725,000	2,821,847
Scranton-Lackawanna Counties, PA, University of Scranton Project, 5.15%, 11/1/2011 (b)	250,000	254,650
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015 (b)	885,000	908,143
		33,655,496
Puerto Rico 1.0%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,523,199
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Series BB, 5.25%, 7/1/2018 (b)	5,000,000	5,456,150
		6,979,349
South Carolina 1.6%
Columbia, SC, Waterworks & Sewer Systems Revenue, ETM, 7.75%, 1/1/2011	2,680,000	2,928,999
South Carolina, Water & Sewer Revenue, Grand Strand Water and Sewer Authority:
5.375%, 6/1/2015 (b)	3,705,000	3,984,172
5.375%, 6/1/2016 (b)	3,900,000	4,189,575
		11,102,746
Tennessee 2.3%
Greeneville, TN, Health & Education Facility Board, Southern Advent Hospital, ETM, 8.7%, 10/1/2009	190,000	205,873
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (b)	3,305,000	3,609,126
Memphis and Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, 5.5%, 11/1/2015 (b)	3,545,000	3,854,691
Memphis, TN, Health, Education & Housing Facility Board, Multi-Family Housing, Hickory Pointe Apartments Project, Series A, 5.4%, 7/1/2010 (b)	465,000	476,165
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Home, Inc. Project, Series A, Prerefunded, 9.0%, 10/1/2022	170,000	188,681
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Modal Health, 5.5%, 5/1/2023 (b)	530,000	550,103
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Open Arms Care Corp., 5.1%, 8/1/2016 (b)	1,000,000	1,014,360
Nashville & Davidson Counties, TN, Multi-Family Housing, Welch Bend Apartments, Series A, 5.5%, 1/1/2027	1,600,000	1,612,128
Nashville & Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (b)	3,310,000	3,574,105
Shelby County, TN, Health Educational & Housing Facility Board, Methodist Health Systems, 5.2%, 8/1/2013 (b)	1,205,000	1,245,006
Shelby County, TN, Public Improvements, General Obligation, Series B, 5.25%, 11/1/2006	10,000	10,070
		16,340,308
Texas 13.2%
Austin, TX, Electric Revenue, Zero Coupon, 11/15/2009 (b)	5,775,000	5,050,007
Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue, American Opportunity Housing, Series A, 5.8%, 1/1/2031 (b)	200,000	208,224
Brownsville, TX, Electric Revenue, 6.25%, 9/1/2014 (b)	6,500,000	7,241,585
Bryan, TX, Higher Education Authority, Educational Facilities Revenue, Allen Academy Project:
Series A, ETM, 144A, 6.5%, 12/1/2006	35,000	35,453
Series A, Prerefunded, 144A, 7.3%, 12/1/2016	1,315,000	1,362,353
Del Rio, TX, General Obligation:
5.55%, 4/1/2011 (b)	45,000	46,456
5.65%, 4/1/2013 (b)	95,000	98,240
5.75%, 4/1/2016 (b)	45,000	46,614
5.75%, 4/1/2017 (b)	185,000	191,636
6.5%, 4/1/2010 (b)	95,000	99,641
7.5%, 4/1/2008 (b)	95,000	100,770
7.5%, 4/1/2009 (b)	145,000	154,603
Denison, TX, Hospital & Healthcare Revenue, Texoma Medical Center, Inc. Project, 6.125%, 8/15/2012	1,000,000	1,035,050
Denison, TX, Hospital Authority, Texoma Medical Center, ETM, 7.125%, 7/1/2008	35,000	36,190
Grand Prairie, TX, Metropolitan Utilities, Water & Sewer Revenue, 6.5%, 4/1/2012 (b)	1,000,000	1,016,920
Houston, TX, Sewer Systems Revenue, ETM, 6.375%, 10/1/2008	175,000	180,129
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015 (b)	8,250,000	8,890,117
Series B, Prerefunded, 5.75%, 12/1/2016 (b)	1,000,000	1,103,390
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (b)	2,500,000	2,834,575
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, 5.2%, 8/15/2021 (b)	375,000	387,773
Lewisville, TX, Combination Contract Revenue, General Obligation, 144A, 5.625%, 9/1/2017 (b)	3,545,000	3,707,255
North East, TX, School District, General Obligation, 6.0%, 2/1/2015	4,575,000	4,929,974
Northeast, TX, Hospital Authority Revenue, ETM, 8.0%, 7/1/2008	195,000	203,336
Northern, TX, Health Facilities Development Corp., United Regional Health Care Systems Project, 5.0%, 9/1/2014 (b)	5,750,000	5,876,845
Northside, TX, Independent School District, General Obligation, 5.0%, 2/15/2015	2,160,000	2,284,286
Odessa, TX, Housing Finance Corp., Single Family Mortgage, Series A, 8.45%, 11/1/2011	123,805	123,879
Plano, TX, Independent School District:
5.25%, 2/15/2014	1,570,000	1,662,159
Prerefunded, 5.25%, 2/15/2014	3,055,000	3,248,779
Robstown, TX, Electric Light & Power Revenue, 6.0%, 12/1/2006	100,000	100,970
San Antonio, TX, General Improvement, Series 2006, 5.5%, 8/1/2014 (b)	3,000,000	3,297,990
Tarrant County, TX, Health Facility, South Central Nursing, Series A, 6.0%, 1/1/2037 (b)	125,000	133,381
Tarrant County, TX, Housing Finance Corp., Multi-Family Housing, Summit Project, Series A, 5.08%, 9/1/2027	1,510,000	1,513,141
Texarkana, TX, Housing Finance Corp., Summerhill, Series A, 144A, 5.55%, 1/20/2007	35,000	35,110
Texas, Department Housing & Community Affairs, Single Family Revenue, Series E, 6.0%, 9/1/2017 (b)	595,000	615,783
Texas, Electric Revenue, Lower Colorado River Authority, Series A, 5.875%, 5/15/2014 (b)	2,500,000	2,662,425
Texas, Municipal Power Agency Revenue:
Prerefunded, ETM, Zero Coupon, 9/1/2007 (b)	597,000	570,768
ETM, Zero Coupon, 9/1/2007 (b)	7,788,000	7,432,478
Zero Coupon, 9/1/2014 (b)	40,000	28,166
ETM, Zero Coupon, 9/1/2014 (b)	1,760,000	1,234,323
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015 (b)	3,710,000	4,002,534
Texas, Water & Sewer Revenue, State Revenue Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,439,881
Series A, 5.75%, 7/15/2013	3,000,000	3,187,740
Series B, 5.75%, 7/15/2014	3,555,000	3,777,472
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2007 (b)	2,000,000	2,056,260
Series A, 5.75%, 11/15/2010 (b)	1,000,000	1,067,090
Series A, 6.25%, 11/15/2013 (b)	5,000,000	5,444,600
Waxahachie, TX, Independent School District, Prerefunded, ETM, Zero Coupon, 8/15/2009	150,000	132,741
Waxahachie, TX, School District General Obligation, Independent School District, Zero Coupon, 8/15/2009	250,000	220,748
		92,109,840
Utah 0.9%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (b)	800,000	824,568
Provo City, UT, Housing Authority, Multi-Family Housing, Lookout Pointe Apartments, 6.0%, 7/20/2008	150,000	152,159
Utah, Electric Revenue, Intermountain Power Agency, Series B, ETM, 6.25%, 7/1/2006 (b)	5,060,000	5,071,587
Utah, Housing Finance Agency, Single Family Mortgage, Series F-1, Class I, 5.5%, 7/1/2016	55,000	55,090
Utah, Housing Finance Agency, Sub-Single Family Mortgage, Series F-1, 5.85%, 7/1/2007 (b)	5,000	5,006
		6,108,410
Vermont 0.2%
Vermont, Education & Health Building Finance Authority, Norwich University Project:
5.0%, 7/1/2006	275,000	275,228
5.0%, 7/1/2007	310,000	313,147
5.75%, 7/1/2013	525,000	544,588
		1,132,963
Virgin Islands 0.3%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000	2,055,120
Virginia 0.4%
Newport News, VA, Industrial Development Authority, Mennowood Communities, Series A, 7.25%, 8/1/2016	770,000	795,965
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013 (b)	1,735,000	1,914,364
		2,710,329
Washington 2.2%
Douglas County, WA, School District General Obligation, School District No.206, Eastmont, 5.75%, 12/1/2013 (b)	2,000,000	2,170,580
King and Snohomish Counties, WA, County General Obligation, 5.75%, 12/1/2015 (b)	8,000,000	8,815,520
Quinault Indian Nation, WA, Entertainment Revenue, Quinault Beach, Series A, 5.8%, 12/1/2015 (b)	300,000	311,301
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2:
Series A, 5.8%, 7/1/2007	2,120,000	2,168,378
Series A, 6.3%, 7/1/2012	1,000,000	1,126,630
Washington, Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, 5.85%, 7/1/2012 (b)	725,000	776,961
		15,369,370
West Virginia 0.6%
Beckley, WV, Nursing Facility, Berkley Healthcare Corp. Project:
5.55%, 9/1/2008, Fleet Bank (a)	190,000	194,264
5.7%, 9/1/2009, Fleet Bank (a)	150,000	153,337
Harrison County, WV, Collateralized Mortgage Obligation, Series B, Zero Coupon, 10/20/2010 (b)	1,293,370	930,967
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (b)	2,940,000	3,195,839
		4,474,407
Wisconsin 2.5%
Oshkosh, WI, Hospital Facility, Mercy Medical Center, Prerefunded, 7.375%, 7/1/2009	15,000	15,205
Shell Lake, WI, Nursing Home Revenue, Terraceview Living, 5.3%, 9/20/2018	995,000	995,537
Whitewater, WI, Waterworks System Mortgage, Prerefunded, 7.5%, 7/1/2016	185,000	185,586
Wisconsin, Health & Educational Facilities, Revenue Authority, 6.0%, 5/15/2016 (b)	1,000,000	1,026,040
Wisconsin, Health & Educational Facilities, Sister Sorrowful Mothers, Series A, 5.3%, 8/15/2009 (b)	890,000	916,389
Wisconsin, Health & Educational Facilities, Viterbo College, Inc. Project, Series A:
5.75%, 2/1/2012, US Bank Trust NA (a)	340,000	342,781
6.0%, 2/1/2017, US Bank Trust NA (a)	405,000	408,074
Wisconsin, Hospital & Healthcare Revenue, Mercy Health System Corp., 6.25%, 8/15/2007 (b)	1,000,000	1,029,790
Wisconsin, State General Obligation:
Series C, 5.25%, 5/1/2016 (b)	7,705,000	8,242,039
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,356,400
		17,517,841
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $676,042,603)+	99.5	696,329,219
Other Assets and Liabilities, Net	0.5	3,781,301
Net Assets	100.0	700,110,520

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2006.

+ The cost for federal income tax purposes was $675,591,563. At May 31, 2006, net unrealized appreciation for all securities based on tax cost was $20,737,656. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,381,956 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,644,300.

(a) Security incorporates a letter of credit from a major bank.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
American Capital Access (ACA)	1.2
Ambac Financial Group	13.8
College Construction Loan Insurance Association	0.1
Financial Guaranty Insurance Company	12.4
Financial Security Assurance Inc.	10.8
MBIA Corp.	14.9
Radian Asset Assurance	1.1

(c) When-issued or forward delivery security (See Notes to Financial Statements).

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006
Assets
Investments in securities, at value (cost $676,042,603)	$ 696,329,219
Cash	14,100
Receivable for investments sold	525,269
Interest receivable	9,975,824
Receivable for Fund shares sold	205,342
Other assets	54,440
Total assets	707,104,194
Liabilities
Payable for when-issued securities	3,207,800
Dividends payable	521,320
Payable for Fund shares redeemed	2,611,901
Accrued management fee	239,931
Other accrued expenses and payables	412,722
Total liabilities	6,993,674
Net assets, at value	$ 700,110,520
Net Assets
Net assets consist of: Undistributed net investment income	253,982
Net unrealized appreciation (depreciation) on: Investments	20,286,616
Accumulated net realized gain (loss)	(2,794,341)
Paid-in capital	682,364,263
Net assets, at value	$ 700,110,520

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($105,604,640 ÷ 9,547,059 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.06
Maximum offering price per share (100 ÷ 97.25 of $11.06)	$ 11.37

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,505,303 ÷ 497,334 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.07

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,576,555 ÷ 956,381 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.06
Investment Class Net Asset Value, offering and redemption price(a) per share ($22,944,357 ÷ 2,073,291 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.07
Class AARP Net Asset Value, offering and redemption price(a) per share ($6,978,401 ÷ 630,372 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.07
Class S Net Asset Value, offering and redemption price(a) per share ($398,000,301 ÷ 35,970,076 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.06

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($150,500,963 ÷ 13,599,721 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.07

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2006
Investment Income
Income: Interest	$ 35,054,344
Expenses: Management fee	3,062,216
Services to shareholders	371,565
Custodian and accounting fees	159,519
Distribution service fees	456,900
Auditing	97,530
Legal	47,720
Trustees' fees and expenses	19,735
Reports to shareholders	98,771
Registration fees	82,778
Other	249,360
Total expenses before expense reductions	4,646,094
Expense reductions	(16,198)
Total expenses after expense reductions	4,629,896
Net investment income (loss)	30,424,448
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,065,747
Interest rate swaps	400,000
1,465,747
Net unrealized appreciation (depreciation) during the period on Investments	(23,783,303)
Net gain (loss) on investment transactions	(22,317,556)
Net increase (decrease) in net assets resulting from operations	$ 8,106,892

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2006	2005
Operations: Net investment income	$ 30,424,448	$ 28,853,436
Net realized gain (loss) on investment transactions	1,465,747	1,175,444
Net unrealized appreciation (depreciation) during the period on investment transactions	(23,783,303)	6,179,809
Net increase (decrease) in net assets resulting from operations	8,106,892	36,208,689
Distributions to shareholders from: Net investment income: Class A	(3,689,530)	(3,453,126)
Class B	(200,902)	(260,751)
Class C	(351,869)	(419,090)
Investment Class	(958,232)	(534,603)
Class AARP	(314,776)	(314,452)
Class S	(17,937,126)	(19,603,856)
Institutional Class	(6,878,380)	(3,961,026)
Net realized gains: Class A	(144,694)	(110,844)
Class B	(9,888)	(10,216)
Class C	(17,484)	(16,410)
Investment Class	(38,936)	—
Class AARP	(11,867)	(9,470)
Class S	(662,016)	(588,270)
Institutional Class	(260,373)	—
Fund share transactions: Proceeds from shares sold	158,468,733	111,138,790
Net assets acquired in tax-free reorganization	—	258,170,996
Reinvestment of distributions	20,887,115	18,378,440
Cost of shares redeemed	(265,221,824)	(198,018,468)
Redemption fees	8,328	1,764
Net increase (decrease) in net assets from Fund share transactions	(85,857,648)	189,671,522
Increase (decrease) in net assets	(109,226,829)	196,598,097
Net assets at beginning of period	809,337,349	612,739,252
Net assets at end of period (including undistributed net investment income of $253,982 and $320,874, respectively)	$ 700,110,520	$ 809,337,349

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.40	$ 11.26	$ 11.81	$ 11.34	$ 11.26
Income from investment operations: Net investment income	.42	.43	.43	.45	.46
Net realized and unrealized gain (loss) on investment transactions	(.32)	.15	(.55)	.52	.08
Total from investment operations	.10	.58	(.12)	.97	.54
Less distributions from: Net investment income	(.42)	(.43)	(.43)	(.45)	(.46)
Net realized gain on investment transactions	(.02)	(.01)	(.00)***	(.05)	—
Total distributions	(.44)	(.44)	(.43)	(.50)	(.46)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 11.06	$ 11.40	$ 11.26	$ 11.81	$ 11.34
Total Return (%)[b]	.90	5.25	(1.02)[c]	8.78	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	106	93	87	70	30
Ratio of expenses before expense reductions (%)	.78	.85	.96	.93	.92*
Ratio of expenses after expense reductions (%)	.78	.85	.94	.93	.92*
Ratio of net investment income (%)	3.80	3.82	3.71	3.96	4.19*
Portfolio turnover rate (%)	41	45	21	13	18

[a] For the period from June 11, 2001 (commencement of operations of Class A shares) to May 31, 2002.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended May 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.41	$ 11.26	$ 11.81	$ 11.35	$ 11.26
Income from investment operations: Net investment income	.34	.34	.34	.36	.37
Net realized and unrealized gain (loss) on investment transactions	(.32)	.16	(.55)	.51	.09
Total from investment operations	.02	.50	(.21)	.87	.46
Less distributions from: Net investment income	(.34)	(.34)	(.34)	(.36)	(.37)
Net realized gain on investment transactions	(.02)	(.01)	(.00)***	(.05)	—
Total distributions	(.36)	(.35)	(.34)	(.41)	(.37)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 11.07	$ 11.41	$ 11.26	$ 11.81	$ 11.35
Total Return (%)[b]	.13[c]	4.54[c]	(1.80)[c]	7.88	4.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	8	9	11	6
Ratio of expenses before expense reductions (%)	1.57	1.63	1.76	1.75	1.74*
Ratio of expenses after expense reductions (%)	1.55	1.61	1.73	1.75	1.74*
Ratio of net investment income (%)	3.03	3.06	2.92	3.14	3.37*
Portfolio turnover rate (%)	41	45	21	13	18

[a] For the period from June 11, 2001 (commencement of operations of Class B shares) to May 31, 2002.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended May 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.40	$ 11.25	$ 11.80	$ 11.34	$ 11.26
Income from investment operations: Net investment income (loss)	.34	.34	.34	.36	.37
Net realized and unrealized gain (loss) on investment transactions	(.32)	.16	(.55)	.51	.08
Total from investment operations	.02	.50	(.21)	.87	.45
Less distributions from: Net investment income	(.34)	(.34)	(.34)	(.36)	(.37)
Net realized gain on investment transactions	(.02)	(.01)	(.00)***	(.05)	—
Total distributions	(.36)	(.35)	(.34)	(.41)	(.37)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 11.06	$ 11.40	$ 11.25	$ 11.80	$ 11.34
Total Return (%)[b]	.14[c]	4.54	(1.76)[c]	7.82	4.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	13	14	11	4
Ratio of expenses before expense reductions (%)	1.55	1.62	1.73	1.72	1.72*
Ratio of expenses after expense reductions (%)	1.54	1.62	1.70	1.72	1.72*
Ratio of net investment income (loss) (%)	3.04	3.05	2.95	3.17	3.39*
Portfolio turnover rate (%)	41	45	21	13	18

[a] For the period from June 11, 2001 (commencement of operations of Class C shares) to May 31, 2002.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class Years Ended May 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.41	$ 11.45
Income from investment operations: Net investment income	.43	.21
Net realized and unrealized gain (loss) on investment transactions	(.32)	(.04)
Total from investment operations	.11	.17
Less distributions from: Net investment income	(.43)	(.21)
Net realized gain on investment transactions	(.02)	—
Total distributions	(.45)	(.21)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.07	$ 11.41
Total Return (%)	.94	1.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	28
Ratio of expenses (%)	.75	.67*
Ratio of net investment income (%)	3.83	4.16*
Portfolio turnover rate (%)	41	45
[a] For the period from December 20, 2004 (commencement of operations of Investment Class shares) to May 31, 2005. * Annualized ** Not annualized *** Amount is less than $.005.
Class AARP Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.41	$ 11.27	$ 11.82	$ 11.35	$ 11.22
Income from investment operations: Net investment income	.45	.45	.46	.48	.50
Net realized and unrealized gain (loss) on investment transactions	(.32)	.15	(.55)	.52	.13
Total from investment operations	.13	.60	(.09)	1.00	.63
Less distributions from: Net investment income	(.45)	(.45)	(.46)	(.48)	(.50)
Net realized gain on investment transactions	(.02)	(.01)	(.00)*	(.05)	—
Total distributions	(.47)	(.46)	(.46)	(.53)	(.50)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 11.07	$ 11.41	$ 11.27	$ 11.82	$ 11.35
Total Return (%)	1.13[a]	5.46[a]	(.76)[a]	9.03	5.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	8	6	3
Ratio of expenses before expense reductions (%)	.62	.67	.70	.69	.68
Ratio of expenses after expense reductions (%)	.56	.65	.70	.69	.68
Ratio of net investment income (%)	4.02	4.02	3.95	4.20	4.42
Portfolio turnover rate (%)	41	45	21	13	18
[a] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class S Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.41	$ 11.26	$ 11.81	$ 11.35	$ 11.22
Income from investment operations: Net investment income	.45	.46	.46	.48	.50
Net realized and unrealized gain (loss) on investment transactions	(.33)	.16	(.55)	.51	.13
Total from investment operations	.12	.62	(.09)	.99	.63
Less distributions from: Net investment income	(.45)	(.46)	(.46)	(.48)	(.50)
Net realized gain on investment transactions	(.02)	(.01)	(.00)*	(.05)	—
Total distributions	(.47)	(.47)	(.46)	(.53)	(.50)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 11.06	$ 11.41	$ 11.26	$ 11.81	$ 11.35
Total Return (%)	1.06	5.62	(.78)[a]	8.92	5.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	398	467	495	556	578
Ratio of expenses before expense reductions (%)	.55	.59	.70	.69	.68
Ratio of expenses after expense reductions (%)	.55	.59	.69	.69	.68
Ratio of net investment income (%)	4.03	4.08	3.95	4.20	4.42
Portfolio turnover rate (%)	41	45	21	13	18
[a] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Institutional Class Years Ended May 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.41	$ 11.45
Income (loss) from investment operations: Net investment income	.45	.22
Net realized and unrealized gain (loss) on investment transactions	(.32)	(.04)
Total from investment operations	.13	.18
Less distributions from: Net investment income	(.45)	(.22)
Net realized gain on investment transactions	(.02)	—
Total distributions	(.47)	(.22)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.07	$ 11.41
Total Return (%)	1.16	1.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	151	191
Ratio of expenses (%)	.53	.45*
Ratio of net investment income (%)	4.05	4.38*
Portfolio turnover rate (%)	41	45
[a] For the period from December 20, 2004 (commencement of operations of Institutional Class shares) to May 31, 2005. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (formerly Scudder Intermediate Tax/AMT Free Fund) (the "Fund") is a diversified series of DWS Tax Free Trust (formerly Scudder Tax-Free Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP were designed for members of AARP (Please see Note C, under the caption Other Related Parties, and Note I). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Investment Class shares are offered to a limited group of investors, and not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factor. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $3,559,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2007, the expiration date, whichever occurs first, which may be subject to certain limitations under section 382-384 of the Internal Revenue Code. During the year ended May 31, 2006, the Fund utilized $549,000 of the prior year capital loss carryforward.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 775,302
Undistributed net long-term capital gains	$ 313,853
Capital loss carryforwards	$ (3,559,000)
Net unrealized appreciation (depreciation) on investments	$ 20,737,656

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended May 31,
	2006	2005
Distributions from tax-exempt income	$ 30,330,815	$ 28,546,903
Distributions from short-term capital gains*	$ —	$ 547,383
Distributions from long-term capital gains	$ 1,145,258	$ 187,828

* For tax purposes short-term capital gain distributions are considered taxable income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $310,760,102 and $389,783,511, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is at an annual rate of 0.40% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective December 20, 2004 through December 20, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.55% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C, Investment Class and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2006
Class A	$ 28,766	$ —	$ 5,129
Class B	4,137	1,284	—
Class C	5,160	1,965	—
Investment Class	6,683	—	1,182
Class AARP	8,778	4,237	—
Class S	159,086	—	29,573
Institutional Class	46,689	—	7,683
	$ 259,299	$ 7,486	$ 43,567

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $132,833, of which $10,750 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2006 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2006
Class B	$ 50,079	$ 3,607
Class C	87,395	6,796
	$ 137,474	$ 10,403

In addition DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2006	Annualized Effective Rate
Class A	$ 222,095	$ 17,742.23%
Class B	15,938	1,181.24%
Class C	25,746	2,375.22%
Investment Class	55,647	21,588.22%
	$ 319,426	$ 42,886

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid to DWS-SDI in connection with the distribution of Class A shares for the year ended May 31, 2006 aggregated $13,150.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2006, the CDSC for Class B and C shares aggregated $26,221 and $1,625, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2006, SDI received $10.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $27,320, of which $8,520 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates. (Please see Note I.)

D. Expense Reductions

For the year ended May 31, 2006, the Advisor has agreed to reimburse the Fund an additional $8,047, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2006, the Fund's custodian fees were reduced by $665 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2006		Year Ended May 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,456,517	$ 38,663,050	2,632,679	$ 29,971,712
Class B	49,527	555,734	27,728	316,045
Class C	168,129	1,890,676	307,949	3,516,722
Investment Class	768,826	8,609,557	586,374**	6,699,694**
Class AARP	71,231	801,097	109,692	1,249,514
Class S	7,302,218	82,058,617	4,362,637	49,660,730
Institutional Class	2,309,111	25,890,002	1,730,129**	19,724,373**
		$ 158,468,733		$ 111,138,790
Shares issued in tax-free reorganization*
Investment Class	—	$ —	2,408,661	$ 27,579,978
Institutional Class	—	—	20,139,290	230,591,018
		$ —		$ 258,170,996
Shares issued to shareholders in reinvestment of distributions
Class A	160,111	$ 1,795,729	141,225	$ 1,611,552
Class B	8,910	100,127	11,391	130,057
Class C	12,568	141,058	15,011	171,230
Investment Class	86,296	969,042	42,885**	487,674**
Class AARP	19,283	216,536	18,862	215,421
Class S	1,098,958	12,337,109	1,134,197	12,947,842
Institutional Class	474,361	5,327,514	247,399**	2,814,664**
		$ 20,887,115		$ 18,378,440
Shares redeemed
Class A	(2,245,307)	$ (25,137,579)	(2,303,682)	$ (26,224,922)
Class B	(265,926)	(2,983,714)	(173,007)	(1,971,489)
Class C	(406,322)	(4,571,389)	(391,512)	(4,474,974)
Investment Class	(1,245,552)	(13,979,694)	(574,199)**	(6,535,722)**
Class AARP	(181,762)	(2,031,173)	(82,635)	(943,726)
Class S	(13,386,067)	(149,902,599)	(8,479,395)	(96,703,800)
Institutional Class	(5,935,669)	(66,615,676)	(5,364,900)**	(61,163,835)**
		$ (265,221,824)		$ (198,018,468)
Redemption fees		$ 8,328		$ 1,764
Net increase (decrease)
Class A	1,371,321	$ 15,324,238	470,222	$ 5,358,342
Class B	(207,489)	(2,327,022)	(133,888)	(1,525,387)
Class C	(225,625)	(2,539,494)	(68,552)	(787,022)
Investment Class	(390,430)	(4,400,918)	2,463,721**	28,231,680**
Class AARP	(91,248)	(1,013,386)	45,919	521,209
Class S	(4,984,891)	(55,503,358)	(2,982,561)	(34,095,226)
Institutional Class	(3,152,197)	(35,397,708)	16,751,918**	191,967,926**
		$ (85,857,648)		$ 189,671,522

* On December 17, 2004, the Scudder Municipal Bond Fund was acquired by the Fund through a tax-free reorganization.

** For the period of December 20, 2004 (commencement of operations of Investment and Institutional Class shares) to May 31, 2005.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

H. Acquisition of Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder Municipal Bond Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 2,475,022 Investment Class shares and 20,707,154 Institutional Class shares of Scudder Municipal Bond Fund, respectively, for 2,408,661 Investment Class shares and 20,139,290 Institutional Class shares of DWS Intermediate Tax/AMT Free Fund, respectively, outstanding on December 17, 2004. Scudder Municipal Bond Fund's net assets at that date, $258,170,996, including $7,628,915 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $615,429,891. The combined net assets of the Fund immediately following the acquisition were $873,600,887.

I. Subsequent Event

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006, and Class AARP shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Tax-Free Trust and the Shareholders of DWS Intermediate Tax/AMT Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Intermediate Tax/AMT Free Fund (formerly Scudder Intermediate Tax/AMT Free Fund) (the "Fund") at May 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts July 26, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.017 per share from net long-term capital gains during its year ended May 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,013,000 as capital gain dividends for its year ended May 31, 2006, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2006, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Intermediate Tax/AMT Free Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Tax Free Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	43,097,671.000	1,694,728.102
Dawn-Marie Driscoll	43,107,526.065	1,684,873.107
Keith R. Fox	43,108,119.033	1,684,280.139
Kenneth C. Froewiss	43,102,369.906	1,690,029.266
Martin J. Gruber	43,063,993.292	1,728,405.880
Richard J. Herring	43,087,726.790	1,704,672.382
Graham E. Jones	43,013,549.297	1,778,849.875
Rebecca W. Rimel	43,089,764.223	1,702,634.949
Philip Saunders, Jr.	43,064,668.824	1,727,730.348
William N. Searcy, Jr.	43,039,080,419	1,753,318.753
Jean Gleason Stromberg	43,039,293.821	1,753,105.351
Carl W. Vogt	42,999,249.900	1,793,149.272
Axel Schwarzer	43,013,519.181	1,778,879.991

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,276,465.530	1,314,153.142	1,410,431.500	8,791,349.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
30,640,778.085	3,839,777.871	1,520,494.216	8,791,349.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,665,464.940	1,631,990.752	1,703,594.480	8,791,349.000

IV-A. Approval of Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Tax Free Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,075,244.673	1,265,441.031	1,660,364.468	8,791,349.000

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders:

IV-B. Approval of Further Amendments to the Amended and Restated Declaration of Trust.

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute

		88
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2002

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Name, Year of Birth, Position with the Fund and Length of Time Served	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	84
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5,7] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1997-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[5] (1962) Chief Compliance Officer, 2004-present	Managing Director[4], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

7 Elected June 27, 2006.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional Classes
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Investment Class	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SZMVX	SZMIX
CUSIP Number	23337X-103	23337X-202	23337X-301	23337X-608	23337X-707
Fund Number	445	645	745	825	1445
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SMTTX	SCMTX
Fund Number	2145	2045

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, May 31, 2006, DWS Tax Free Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS INTERMEDIATE TAX/AMT FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$93,800	$0	$0	$0
2005	$85,500	$225	$7,300	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$45,200	$197,605	$0
2005	$581,822	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$197,605	$15,000	$212,605
2005	$7,300	$0	$207,146	$214,446

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, Two International Place, 10th Floor, Boston, MA 02110.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006